                         WARRANT SUBSCRIPTION AGREEMENT

                                 BY AND BETWEEN

                                BIOSYNTECH, INC.

                                       AND

                       BUSINESS DEVELOPMENT BANK OF CANADA

                                  June 26, 2002

                                TABLE OF CONTENTS

                                                                          Page 1

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                         WARRANT SUBSCRIPTION AGREEMENT

THIS AGREEMENT is made and entered into this 26th day of June, 2002.

BY AND BETWEEN:                BIOSYNTECH,  INC., a corporation duly constituted
                               under the laws of the State of Nevada, having its
                               principal    place    of    business    at   475,
                               Armand-Frappier Blvd., Laval (Quebec), H7V 4B3

                               (hereinafter referred to as: the "BioSyntech")

AND:                           BUSINESS    DEVELOPMENT   BANK   OF   CANADA,   a
                               corporation duly  constituted  under the Business
                               Development Bank of Canada Act, having a place of
                               business  at 5, Place  Ville-Marie,  Suite  1450,
                               Montreal (Quebec), H3B 5E7

                               (hereinafter referred to as:  the "BDC")

PREAMBLE
--------

A.          WHEREAS the BDC wishes to  subscribe  to, and  BioSyntech  agrees to issue  and  sell to the BDC,  a  warrant  to  purchase  one  million
            (1,000,000)  Common Shares of BioSyntech on the terms and conditions set-forth hereinafter.

DEFINITIONS
-----------

1.          In  this  Agreement,   unless  the  subject  matter  or  context  is
            inconsistent therewith:

            a)   "Agreement"  means  this  agreement   including  the  Schedules
                 thereto, as amended or supplemented from time to time;

                                      -4-

            b)   "Business" means the business  presently and heretofore carried on by  BioSyntech  including  research and  development  in the
                 field  of  biomaterials   related  to  tissue  engineering  and
                 therapeutic delivery;

            c)   "Business Day" means a day, other than a Saturday or Sunday, on which  Canadian  chartered  banks are open for general  banking business in Montreal, Quebec;

            d)   "Closing Date" means the date hereof;

            e)   "Common  Share(s)"  means  common  shares  in  the  capital  of
                 BioSyntech as are presently traded on the NASDAQ: BB;

            f)   "Contracts"  means those  agreements  to which  BioSyntech is a party set forth and described in Schedule "A" hereto;

            g)   "Expiration  Date"  means the fifth  (5th)  anniversary  of the
                 Closing Date;

            h)   "Financial Statements" means the audited consolidated financial statements of BioSyntech as at March 31, 2001 and the unaudited consolidated  financial statements of BioSyntech as at December
                 31, 2001, a copy of which are attached hereto as Schedule "B";

            i)   "Founder" means Dr. Amine Selmani;

            j)   "Intellectual   Property"   means  all  the   Know-How,   data,
                 biological materials, inventions, other proprietary information and technology,  trade secrets, copyright, service marks, trade names, trade marks, Patents, both domestic and foreign, used in whole or in part in or required  for the proper  carrying on of the Business,  as it is being carried-on at the date hereof, or owned by or licensed to BioSyntech;

            k)   "Know-How"  means all of the know-how of  BioSyntech  generally including, without limitation, the know-how associated with the
                 Patents;

            l)   "Loan"  means the two million five  hundred  thousand  Canadian dollar  ($CAN2,500,00)  loan provided by the BDC to Bio Syntech
                 Canada Inc. pursuant to a loan agreement dated the date hereof;

            m)   "Material Adverse Effect" means any effect or change that is or would  be  materially  adverse  to  the  Business,  operations, assets,  condition  (financial  or  otherwise)  or  results  of operations of BioSyntech,  Bio Syntech Canada Inc.  ("BSC") and
                 Bio Syntech Europe S.A.R.L. ("BSE") on a consolidated basis.

            n)   "Patents"  means the patents or patent  applications  listed in
                 Schedule "C" and all other Canadian and foreign patents, patent applications filed or to be filed including any patents issuing on such  applications,  any  extensions,  reissues,  divisions,

                                      -5-

                 re-examinations,   renewals,  provisionals,  continuations  and
                 continuations-in-part  thereof and equivalent or similar rights anywhere in the world in inventions and discoveries  including, without limitation, invention disclosures;

            o)   "Person"   means  an  individual,   partnership,   corporation,
                 company,  business,  trust,  joint venture or other entity of a similar nature;

SUBSCRIPTION FOR PURCHASED WARRANT
----------------------------------

2.          The  BDC  hereby  irrevocably  subscribes  for  and  takes  up,  and
            BioSyntech  issues  and sells to the BDC a warrant to  purchase  one million  (1,000,000)  Common  Shares of BioSyntech  (the  "Purchased
            Warrant") in consideration of the payment of one dollar ($1) and the granting of the Loan by the BDC, the whole  subject to the terms and conditions set-forth herein.

ATTRIBUTES OF THE PURCHASED WARRANT
-----------------------------------

3.          The Purchased  Warrant is issued  pursuant to and has the attributes set forth in the certificate  representing such Purchased Warrant in the form set  forth on Annex A,  attached  hereto  and  incorporated
            herein   (the   "Warrant   Certificate"),   with  such   appropriate
            insertions,   omissions,   substitutions  and  other  variations  as
            required or permitted by this Agreement.

ACKNOWLEDGEMENTS OF BDC
-----------------------

4.          The BDC represents that the BDC is purchasing the Purchased  Warrant as  principal  for the BDC's own  account and not with a view to the distribution, fractionalization or subdivision thereof.

5.          The BDC  acknowledges  that an investment  in the Purchased  Warrant must be  considered  speculative  and is subject to a number of risk
            factors,   including,   without  limitation,   those  set  forth  in
            BioSyntech's  Annual Report on Form 10-KSB for the fiscal year ended
            March  31,  2001.  The BDC  covenants  and  agrees  to  comply  with applicable securities legislation,  regulations,  orders or policies concerning  the  purchase,  holding of, and resale of the  Purchased
            Warrant  and  the  Common  Shares  issuable  upon  exercise  of  the
            Purchased Warrant.

6.          The BDC acknowledges that it has not received,  nor has it requested to receive, any offering memorandum, except for the business plan of
            BioSyntech,  and other documents describing the business and affairs of BioSyntech  including,  without  limitation,  BioSyntech's Annual
            Report on Form  10-KSB for the fiscal  year  ended  March 31,  2001,
            BioSyntech's  Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 2001 and BioSyntech's Proxy Statement on Schedule
            14A dated June 20, 2001 which has been  prepared for delivery to and review by the BDC in order to  assist  it in  making  an  investment decision  in  respect of the  Purchased  Warrant  and the Loan,  and

                                      -6-

            insofar as the BDC is aware,  the offering of the Purchased  Warrant is not being made through any  advertisement in the printed media of general and regular paid  circulation,  radio or  television  or any other form of advertisement or as part of a general solicitation.

7.          The BDC has such  knowledge and experience in financial and business matters that Investor is capable of evaluating  the merits and risks of the  BDC's  prospective  investment  in  BioSyntech,  and has the ability to bear the economic risks of the investment.

8.          The BDC is acquiring  the  Purchased  Warrant and the Common  Shares into which the Purchased Warrant may be converted for investment for the  BDC's  own  account.  The BDC  understands  that the  Purchased
            Warrant and the Common Shares into which the  Purchased  Warrant may be converted  have not been  registered  under the Securities Act of
            1933 (the "Securities  Act") by reason of a specific  exemption from the  registration  provisions of the  Securities  Act, which depends upon,  among other  things,  the bona fide nature of the  investment intent as expressed herein.  The BDC further represents that it does not have any contract,  undertaking,  agreement or arrangement  with any person to sell,  transfer  or grant  participation  to any third person with respect to any of the  Purchased  Warrant and the Common
            Shares into which the Purchased  Warrant may be  converted.  The BDC understands  and  acknowledges  that the  offering of the  Purchased
            Warrant and the Common Shares into which the  Purchased  Warrant may be converted pursuant to this Agreement will not be registered under the  Securities Act on the ground that the sale provided for in this
            Agreement  and the issuance of  securities  hereunder is exempt from the registration requirements of the Securities Act.

9.          The BDC  acknowledges  that the  Purchased  Warrant  and the  Common
            Shares into which the  Purchased  Warrant may be  converted  must be
            held   indefinitely   unless   subsequently   registered  under  the
            Securities Act or an exemption from such  registration is available.
            The BDC is aware of the provisions of Rule 144 promulgated under the
            Securities Act, which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.
            The BDC covenants that, in the absence of an effective  registration statement  covering  the  stock  in  question,  the BDC  will  sell, transfer,  or  otherwise  dispose of the  Purchased  Warrant and the
            Common Shares into which the Purchased Warrant may be converted only in a manner consistent with the BDC's  representations and covenants set forth herein. In connection therewith, the BDC acknowledges that
            BioSyntech  will make a notation  on its stock books  regarding  the restrictions  on  transfers  set  forth  herein  and  will  transfer securities  on the  books  of  BioSyntech  only  to the  extent  not inconsistent therewith.

REPRESENTATIONS AND WARRANTIES OF BIOSYNTECH
--------------------------------------------

10.         Each of  BioSyntech,  BSC and BSE hereby  represents and warrants to the BDC as follows  and  acknowledges  that the BDC is relying  upon

                                      -7-

            such  representations and warranties in connection with the purchase by the BDC of the Purchased Warrant:

            a)          Due Incorporation and Qualification: BioSyntech has been
                        duly   incorporated   and   organized   and  is  validly
                        subsisting  and in good  standing  under the laws of the
                        State  of  Nevada;   no  actions   have  been  taken  by
                        BioSyntech  to amend or modify its amended and  restated
                        articles of incorporation since December 1, 2000 and its
                        by-laws since March 28 2000; it has the corporate  power
                        to own or lease all of its  property and to carry on the
                        Business  as  now  being  conducted  by it;  it is  duly
                        qualified as a corporation to do business and is in good
                        standing in each jurisdiction in which it carries-on the
                        Business,  except those  jurisdictions where the failure
                        to be so  qualified  would not have a  Material  Adverse
                        Effect;

            b)          Capacity and Due Authorization:  Each of BioSyntech, BSC
                        and BSE has the  corporate  power and  capacity to enter
                        into,  deliver and perform  its  obligations  under this
                        Agreement  and  all  other  agreements  required  to  be
                        delivered  hereunder.  This  Agreement  and  each of the
                        agreements,  contracts, instruments and actions required
                        to be delivered or performed by each of BioSyntech,  BSC
                        and BSE  hereunder  have  been  duly  authorized  by all
                        necessary corporate action of BioSyntech, BSC and BSE;

            c)          Authorized  and  Outstanding   Capital:  the  authorized
                        capital of  BioSyntech  consists of one hundred  million
                        (100,000,000) Common Shares of which twenty-nine million
                        two  hundred  twenty-two   thousand  two  hundred  fifty
                        (29,222,250)   Common  Shares  are  validly  issued  and
                        outstanding  as fully paid at the Closing Date, and five
                        million (5,000,000) shares of exchangeable  shares, none
                        of which  is  issued  and  outstanding;  The  authorized
                        capital of BSC consists of an unlimited number of Common
                        Shares and an unlimited number of exchangeable shares of
                        which  15,277,036  exchangeable  shares and one  million
                        nine hundred  sixteen  thousand  three hundred  fourteen
                        Common  Shares are  validly  issued and  outstanding  as
                        fully  paid at the  Closing  Date  and are held by those
                        Persons and in the quantities set forth in Schedule "A";
                        the  shares  of  BSE  consist  of  five  hundred   (500)
                        partnership  units, and are held by those Persons and in
                        the quantities set forth in Schedule "A";

            d)          Shareholders'  Agreement:  the only  unanimous  or other
                        shareholders'  agreements  relating  to  the  shares  of
                        BioSyntech, BSC or BSE;

            e)          Shareholder  Loans: there are no shareholder loans owing
                        to or by BioSyntech, BSC or BSE;

            f)          Ownership  of  Securities:   the  Founder,  directly  or
                        indirectly  (including  through  9083-1496 Quebec Inc.),
                        owns the outstanding  securities of BioSyntech,  BSC and
                        BSE noted in Schedule  "A";  The Founder  does not hold,

                                      -8-

                        either  directly  or  indirectly,  any  other  shares of
                        BioSyntech, BSC or BSE;

            g)          Pre-emptive   Rights:   except  as   disclosed  in  this
                        Agreement,  no Person has any agreement or option or any
                        right  or  privilege,  whether  by law,  pre-emptive  or
                        contractual,  capable of becoming an agreement or option
                        for the purchase from  BioSyntech,  BSC or BSE of any of
                        the undertaking,  property or assets of BioSyntech,  BSC
                        or BSE;

            h)          Right to Acquire  Securities/Consents,  etc.:  except as
                        provided in Schedule "A", no Person has any agreement or
                        option  or any  right  or  privilege,  whether  by  law,
                        pre-emptive  or  contractual,  capable  of  becoming  an
                        agreement  or  option,  including,  without  limitation,
                        convertible securities, warrants, options or convertible
                        obligations   of   any   nature,   for   the   purchase,
                        subscription,  allotment  or  issuance  of  any  of  the
                        unissued shares in the capital of BioSyntech, BSC or BSE
                        or of any  securities  of  BioSyntech,  BSC or  BSE;  no
                        consent,  authorization,   license,  franchise,  permit,
                        approval or order of any court or governmental agency or
                        regulatory  body is required  on the part of  BioSyntech
                        for the acquisition by the BDC of the Purchased Warrant;

            i)          No Subsidiaries: except for BSC and BSE, BioSyntech does
                        not have any subsidiaries or agreements of any nature to
                        acquire  any  subsidiary  or to  acquire  any  ownership
                        interest in any partnership, joint venture or to acquire
                        or lease any other business operations;  Each of BSC and
                        BSE has been  duly  incorporated  and  organized  and is
                        validly  subsisting and in good standing under the laws,
                        respectively  of  Canada  and  France,  and each is duly
                        qualified to do business and is in good standing in each
                        jurisdiction in which it carries-on the Business, except
                        those jurisdictions where the failure to be so qualified
                        would not have a Material Adverse Effect;

            j)          No Guarantees: except as disclosed in Schedule "A", each
                        of BioSyntech, BSC and BSE is not a party to or bound by
                        any agreement of guarantee, indemnification,  assumption
                        or  endorsement  or any  other  like  commitment  of the
                        obligations,  liabilities,  contingent or otherwise,  or
                        indebtedness of any other Person;

            k)          Books and Records:  all material financial  transactions
                        of BioSyntech, BSC and BSE relating to the Business have
                        been accurately  recorded in their  respective books and
                        records;

            l)          Financial   Statements  -   Operations:   the  Financial
                        Statements  present accurately the financial position of
                        BioSyntech, BSC and BSE as at the date of such financial
                        statements  and have been  prepared in  accordance  with
                        United States generally accepted  accounting  principles
                        applied on a basis  consistent  with  those of  previous
                        fiscal years;  the  consolidated  balance  sheets of the

                                      -9-

                        Financial   Statements   present  a  true  and  complete
                        statement  of the  financial  condition  and  assets and
                        liabilities  (contingent  or otherwise) of BioSyntech as
                        at  the  date  of  the  Financial   Statements  and  the
                        consolidated  statements  of operations of the Financial
                        Statements  accurately  sets  forth the  results  of the
                        operations of BioSyntech  throughout  the period covered
                        by the Financial Statements;

            m)          Directors'  and  Shareholders'  Minutes:  the  corporate
                        records and minute books of BioSyntech,  BSC and BSE are
                        complete and accurate and the corporate  proceedings and
                        actions  reflected  therein have been conducted or taken
                        in  accordance  with laws,  and the amended and restated
                        articles  and  by-laws.  The minute  books  contain  all
                        written  resolutions of directors and  shareholders  and
                        such  resolutions  were  duly  passed.  The  former  and
                        current directors and officers were duly appointed.  The
                        minutes   of  all   meetings   of  the   directors   and
                        shareholders of BioSyntech, BSC and BSE held since their
                        respective incorporations are complete and accurate. The
                        share  certificate  books,  registers  of  shareholders,
                        registers  of  transfers  and  registers of directors of
                        BioSyntech,  BSC and BSE are  complete  and accurate and
                        all   applicable   security   transfer  tax  payable  in
                        connection  with the transfer of any  securities of each
                        of  BioSyntech,  BSC and BSE has been duly paid. The BDC
                        shall be  provided  with the right to audit,  at its own
                        expense,  the records  maintained by any transfer  agent
                        overseeing the transfer of BioSyntech securities;

            n)          Adverse Changes: since December 31, 2001, there has been
                        no  material   adverse   change  in  the   research  and
                        development,  business, operations, customer or supplier
                        relations,  affairs or condition of each of  BioSyntech,
                        BSC and BSE,  financial  or  otherwise,  or arising as a
                        result  of  any   legislative   or  regulatory   change,
                        revocation of any licence or right to do business, fire,
                        explosion,  accident,  casualty,  labour trouble, flood,
                        drought,  riot,  storm,  condemnation,  act  of  God  or
                        otherwise;

            o)          No Violation:  the entering  into of this  Agreement and
                        the transactions  contemplated hereby will not result in
                        the violation of any of the terms and  provisions of the
                        articles of incorporation or by-laws of BioSyntech,  BSC
                        or BSE,  the  Contracts  or of any  indenture  or  other
                        agreement,  written or oral, to which BioSyntech, BSC or
                        BSE may be a party,  except those the violation of which
                        would not have a Material Adverse Effect;

            p)          Violation of Laws:  the entering into of this  Agreement
                        and the transactions contemplated hereby will not result
                        in the violation of any law, regulation,  order, decree,
                        judgment or other  restriction of US, Canada,  or France
                        or  any   provincial  or  state   jurisdiction   therein
                        applicable  to  BioSyntech,  BSC or BSE or of any court,
                        except  those the  violation  of which  would not have a
                        Material Adverse Effect;

                                      -10-

            q)          Due Execution: this Agreement has been duly executed and
                        delivered  by each of  BioSyntech,  BSC and BSE and is a
                        valid and binding  obligation of BioSyntech  enforceable
                        in accordance with its terms;

            r)          No  Payments:  except as set forth in  Schedule  "A", no
                        payments   have   been   made   or   authorized    since
                        incorporation by each of BioSyntech,  BSC and BSE to its
                        officers,  directors, former directors,  shareholders or
                        employees  or to any  person or company  not  dealing at
                        arm's length (as such term is construed under the Income
                        Tax Act (Canada)) with any of the  foregoing,  including
                        by way of the repayment of a shareholder loan, except at
                        the regular rates to them of salary,  pension,  bonuses,
                        rents or other remuneration;

            s)          No Capital Expenditures: except as disclosed in Schedule
                        "A",   no  capital   expenditures   have  been  made  or
                        authorized by BioSyntech, BSC and BSE since December 31,
                        2001;

            t)          No  Employment   Agreements:   except  as  disclosed  in
                        Schedule  "A" with regard  solely to its  standard  form
                        employment agreement which has been provided to the BDC,
                        each of  BioSyntech,  BSC and BSE is not a party  to any
                        written  or  oral  employment,  incentive  compensation,
                        severance,  profit sharing,  pension, benefit or similar
                        agreement, policy or plan;

            u)          No Collective Bargaining Agreements: each of BioSyntech,
                        BSC and BSE has not made any agreements  with any labour
                        union or employee association nor made commitments to or
                        conducted negotiations with any labour union or employee
                        association  with respect to any future  agreements  and
                        none of  BioSyntech,  BSC or BSE is aware of any current
                        attempts to organize or  establish  any labour  union or
                        employee association in such entity;

            v)          No Outstanding Debt Instruments:  except as set forth in
                        Schedule "A" hereto, BioSyntech, BSC and BSE do not have
                        outstanding any bonds, debentures,  mortgages,  notes or
                        other  indebtedness  other than in the normal  course of
                        businessand  are not  under any  agreement  to create or
                        issue any bonds, debentures,  mortgages,  notes or other
                        indebtedness;

            w)          Leases: none of BioSyntech, BSC or BSE is a party to any
                        lease or agreement in the nature of a lease in regard to
                        real property, whether as lessor or lessee;

            x)          Real  Property:  except  as set  forth in  Schedule  "A"
                        hereto,  none of BioSyntech,  BSC or BSE is the owner of
                        or under any agreement to own any real property;

            y)          Title to  Assets:  none of  BioSyntech,  BSC or BSE is a
                        party to any conditional  sales contract,  hire-purchase
                        agreement or other title retention agreement and each of
                        BioSyntech,  BSC and BSE owns,  possesses and has a good

                                      -11-

                        and marketable  title to its  undertaking,  property and
                        assets, free and clear of any and all mortgages,  liens,
                        pledges,  charges,  security  interests,   encumbrances,
                        actions,  claims or demands of any nature  whatsoever or
                        howsoever arising;

            z)          Agreements:  except  for  those  Contracts  set  out and
                        described  in Schedule "A" hereto,  BioSyntech,  BSC and
                        BSE do not  have  any  outstanding  material  agreement,
                        contract or commitment,  whether written or oral, of any
                        nature or kind whatsoever which provides for payments of
                        CDN$10,000 in any year or which cannot be cancelled upon
                        a ninety (90) day notice;

            aa)         Litigation:  there are no actions,  suits or proceedings
                        (whether or not purportedly on behalf of BioSyntech, BSC
                        or BSE) or other claims,  pending or threatened  against
                        or affecting BioSyntech,  at law or in equity, or before
                        or by any federal, provincial, state, municipal or other
                        governmental  department,   commission,  board,  bureau,
                        agency or instrumentality,  domestic or foreign which if
                        adversely  determined would result in a Material Adverse
                        Effect;

            bb)         Breaches of Agreements:  none of BioSyntech,  BSC or BSE
                        is in  default or breach of any  contracts,  agreements,
                        written  or oral,  indentures  or other  instruments  to
                        which it is a party  except for those where such default
                        or breach would not have a Material Adverse Effect,  and
                        there  exists no state of facts  which  after  notice or
                        lapse of time or both would constitute such a default or
                        breach, and all such contracts,  agreements,  indentures
                        or  other  instruments  are  now in  good  standing  and
                        BioSyntech  is  entitled  to  all  benefits  thereunder,
                        except for those where such  default or breach would not
                        have a Material Adverse Effect;

            cc)         Intellectual Property:
                        ---------------------

                        i.   The   Intellectual    Property   is   validly   and
                             beneficially  owned by or  licensed to BSC with the
                             exclusive  right  to use  the  same  and is in good
                             standing and duly registered, whenever required, in
                             all  appropriate  offices  to  preserve  the  right
                             thereof and thereto;  the Intellectual  Property is
                             free  and   clear  of  any   liens,   charges   and
                             encumbrances, and no other person or entity has any
                             claim   of   ownership   with   respect   to   such
                             Intellectual Property whatsoever;

                       ii.   (a) none of  BioSyntech,  BSC or BSE has  licensed,
                             conveyed,  assigned or encumbered any of its rights
                             to the Intellectual  Property; (b) the Intellectual
                             Property is all the intellectual property necessary
                             to carry on the  Business  of  BioSyntech;  (c) the
                             conduct  of   BioSyntech,   BSC  and  BSE  and  the
                             Intellectual  Property  do not  infringe  upon  the
                             trade marks, trade names, patents or copyrights, or
                             any  other  intellectual   property,   domestic  or

                                      -2-

                             foreign,  owned or used by, any other  Person;  (d)
                             the Intellectual Property is validly subsisting, is
                             in full  force and  effect and has not been used or
                             enforced  in a  manner  that  would  result  in the
                             abandonment,  cancellation or  unenforceability  of
                             any  of  the   Intellectual   Property;   (e)   the
                             Intellectual   Property   which  is  not  owned  by
                             BioSyntech, BSC or BSE is being used for commercial
                             purposes  by  BioSyntech,  BSC or BSE  only  with a
                             written license from the rightful owner thereof and
                             all such licenses are in full force and effect; (f)
                             there   does  not  exist   any  claim  of   adverse
                             ownership,  invalidity  or other  opposition  to or
                             conflict  with any  Intellectual  Property  nor any
                             pending  or  threatened  suit,  proceeding,  claim,
                             demand,  action or  investigation  of any nature or
                             kind against BioSyntech, BSC or BSE relating to the
                             Intellectual  Property; (g) there is no activity in
                             which  BioSyntech,  BSC or BSE is engaged in or use
                             by   BioSyntech,   BSC   or   BSE  of  any  of  the
                             Intellectual  Property  which  breaches,  violates,
                             infringes  or  interferes  with any  rights  of any
                             third party or requires  payment for the use of any
                             patent,  trade  name,  trade  secret,  trade  mark,
                             copyright   or  other   intellectual   property  or
                             technology  of any  other  Person;  and (h) each of
                             BioSyntech,  BSC and BSE has taken all  appropriate
                             measures  and  precautions  to protect and maintain
                             fully the confidentiality, secrecy and value of its
                             trade  secrets and the  Know-How in order to ensure
                             that  any   rights   thereto   are  and   shall  be
                             enforceable  to the fullest  extent by  BioSyntech,
                             BSC and BSE. Without limiting the generality of the
                             foregoing, the trade secrets of BioSyntech have not
                             been divulged to any Person except  pursuant to the
                             appropriate  confidentiality  agreements.  Each  of
                             BioSyntech,  BSc and BSE has obtained all necessary
                             assignments   with   respect  to  all   Patents  or
                             copyright  of  BioSyntech,  BSC or BSE. All current
                             and former  employees,  consultants and independent
                             contractors  of  BioSyntech,  BSC or BSE (including
                             predecessors  in title) have executed and delivered
                             to BioSyntech,  BSC or BSE a valid and  irrevocable
                             assignment   agreement  sufficient  to  irrevocably
                             transfer all rights in the Intellectual Property to
                             BioSyntech,  BSC or BSE and such  assignments  have
                             been  recorded   with  the  relevant   governmental
                             entity;   such   current   and  former   employees,
                             consultants   and  independent   contractors   have
                             irrevocably waived in writing their moral rights to
                             their  work  which is  subject  to  copyright;  all
                             developments  made  by  BioSyntech,   BSC  or  BSE,
                             whether as an  improvement or not, form part of the
                             Know-How  of  BioSyntech,  BSC or BSE  and  all the
                             rights,   titles  and  interests  in  and  to  such
                             developments or improvements are owned  exclusively
                             by BioSyntech, BSC or BSE;

                    iii.     The names which appear as the  inventors on all the
                             patent applications and issued patents developed by
                             any of BioSyntech, BSC and BSE are the names of the
                             true and proper inventors thereof;

                                      -13

            dd)         Compliance with Laws: Each of BioSyntech, BSC and BSE is
                        conducting   its   business  in   compliance   with  all
                        applicable laws, rules and regulations, except for those
                        the non-compliance with or breach of would not result in
                        a Material Adverse Effect, of each jurisdiction in which
                        the Business is carried on, is not in breach of any such
                        laws,   rules  or  regulations  and  is  duly  licensed,
                        registered or qualified in each jurisdiction in which it
                        owns or leases  property or carries on the Business,  to
                        enable the  Business  to be carried on as now  conducted
                        and its  property  and  assets to be owned,  leased  and
                        operated,  except for those the  non-compliance  with or
                        breach of would not result in a Material Adverse Effect,
                        and all such licenses,  registrations and qualifications
                        are valid and  subsisting  and in good standing and none
                        of the same  contains any  burdensome  term,  provision,
                        condition or limitation which has or may have a Material
                        Adverse Effect;

            ee)         Taxes:  Each of  BioSyntech,  BSC and BSE has  duly  and
                        timely filed all returns, elections, filings and reports
                        in  respect  of income and other  taxes  required  to be
                        filed by it under  applicable  law and all such returns,
                        elections,  filings and reports are true,  complete  and
                        correct  in all  material  respects;  there  are not any
                        current or past tax  liabilities  or  obligations or tax
                        arrears,  including,  without  limitation,  income  tax,
                        P.S.T., G.S.T.,  employee withholdings,  or property tax
                        nor any  related  interest  or  penalties  owing  to any
                        foreign,  federal,  provincial,  state,  territorial  or
                        municipal tax  authorities;  all taxes have been accrued
                        in  accordance   with  generally   accepted   accounting
                        principles    consistently   applied;   there   are   no
                        agreements,  waivers,  or  other  arrangements  with any
                        taxation  authority  providing  for an extension of time
                        with  respect to the filing of any tax return,  election
                        or payment  of any tax,  governmental  charge,  penalty,
                        interest or fine, by  BioSyntech,  BSC or BSE; there are
                        no actions, suits, proceedings, investigations or claims
                        now   threatened   or  pending   against  or   affecting
                        BioSyntech,  BSC or BSE in respect of taxes governmental
                        charges,  penalties,  interest or fines,  or any matters
                        under   discussion  with  any   governmental   authority
                        relating  to  taxes,  governmental  charges,  penalties,
                        interest or fines  asserted by any such  authority;  and
                        BioSyntech has withheld from all payments made to any of
                        its officers, directors,  employees and non-residents of
                        Canada  and  other  people  with  respect  to whom it is
                        required by law to withhold any payments pursuant to the
                        Interest Tax Act  (Canada),  or in respect of P.S.T.  or
                        G.S.T.,  the  amount  of all  taxes,  including  but not
                        limited   to   income   tax,    Canada    Pension   Plan
                        contributions, Employment Insurance Commission Premiums,
                        premiums payable under worker's compensatory legislation
                        and other deductions  required to be withheld  therefrom
                        and  has  paid  the  same  to the  proper  tax or  other
                        receiving  officers  within the time required  under any
                        applicable tax legislation;

            ff)         Facilities and  Equipment:  all facilities and equipment
                        owned or  leased  by each of  BioSyntech,  BSc or BSE in

                                      -14-

                        connection  with  the  Business  are in  good  operating
                        condition  and  are  in  a  state  of  good  repair  and
                        maintenance, subject to ordinary wear and tear;

            gg)         Loans and Indebtedness:  each of BioSyntech,  BSC or BSE
                        has no loans or indebtedness outstanding which have been
                        made   to   directors,   former   directors,   officers,
                        shareholders  and/or  employees  or  to  any  person  or
                        corporation not dealing at arm's length (as such term is
                        construed under the Income Tax Act (Canada)):

            hh)         Receivables:  all  receivables  recorded on the books of
                        BioSyntech,  BSC or BSE are, bona fide, good and, to the
                        knowledge of BioSyntech, BSC and BSE, are not subject to
                        any set off or counterclaim;

            ii)         Liabilities  for Employees:  all vacation pay,  bonuses,
                        commissions and other  emoluments are reflected and have
                        been accrued in the books of account of BioSyntech,  BSC
                        or BSE;

            jj)         Other Liabilities:  there are no material liabilities of
                        BioSyntech,  BSC or BSE of any kind whatsoever,  whether
                        or  not   accrued,   whether   or  not   determined   or
                        determinable,  and whether or not  contingent in respect
                        of  which  BioSyntech,  BSC,  BSE or the BDC may  become
                        liable on or after the  consummation  of the transaction
                        contemplated  by  this  Agreement,   including,  without
                        limitation,  product  or  patent  liabilities,   product
                        warranties  and  other   liabilities   and   obligations
                        respecting products  manufactured or sold by BioSyntech,
                        BSC or BSE, other than:

                        i.   liabilities  disclosed on, reflected in or provided
                             for in the Financial Statements;

                        ii.  liabilities  specifically  disclosed or referred to
                             in  this  Agreement  or in the  Schedules  attached
                             hereto; or

                        iii. liabilities  incurred  in the  ordinary  course  of
                             business  and  attributable  to  the  period  since
                             incorporation  none of which  has  been  materially
                             adverse to the nature of the  Business,  results of
                             operations,  assets,  financial condition or manner
                             of conducting the Business, and which do not exceed
                             in the aggregate the sum of $150,000;

            kk)         Full  Disclosure:  each of  BioSyntech,  BSC and BSE has
                        fully provided the BDC with all of the information  that
                        the BDC has requested for deciding  whether to subscribe
                        to the Purchased  Warrant and has not omitted to provide
                        any  information  which  may  have  a  Material  Adverse
                        Effect.  Neither this Agreement nor any of the documents
                        related hereto nor any other  statements or certificates
                        made or  delivered in  connection  herewith or therewith
                        when taken together  contains any untrue  statement of a
                        material fact;

                                      -15-

            ll)         Absence of Unusual Transactions:  except as disclosed in
                        Schedule  "A",   since   December  31,  2001,   each  of
                        BioSyntech, BSC and BSE has not:

                        i.   transferred,  assigned,  sold or otherwise disposed
                             of any of the Intellectual Property;

                        ii.  issued  or sold any  shares in its  capital  or any
                             warrants,  bonds,  debentures  or  other  corporate
                             securities  of  BioSyntech,  BSC or BSE or  issued,
                             granted or  delivered  any  right,  option or other
                             commitment for the issuance of any such securities;

                       iii.  declared  or made any  payment of any  dividend  or
                             other  distribution in respect of any shares in its
                             capital  or  purchased,  redeemed  any such  shares
                             thereof or effected any subdivision,  consolidation
                             or reclassification of any such shares;

                       iv.   waived or  omitted to take any action in respect of
                             any rights of  substantial  value,  or entered into
                             any commitment or  transaction  not in the ordinary
                             and  usual  course of  business  where  such  loss,
                             rights,  commitment or  transaction  is or would be
                             material in relation to BioSyntech;

                       v.    mortgaged,  pledged,  subjected to lien,  granted a
                             security interest in or otherwise encumbered any of
                             its  assets  or  property,   whether   tangible  or
                             intangible;

                       vi.   incurred any  liability,  obligation or expenditure
                             of   any   nature   (whether   accrued,   absolute,
                             contingent  or  otherwise)  or committed to make or
                             perform any capital  expenditures or maintenance or
                             repair  projects,  except in the ordinary course of
                             business;

                       vii.  drawn down on any  operating  line,  increased  its
                             indebtedness for borrowed money or made any loan to
                             any Person;

                      viii.  written off as uncollectable  any notes or accounts receivable exceeding $5,000 in the aggregate;

                      ix.    cancelled   or  waived  any  claims  or  rights  of
                             BioSyntech,  BSC  or  BSE  having  a  value  in the
                             aggregate greater than $5,000;

                      x.     granted   any   increase  in  the  rate  of  wages,
                             salaries,  bonuses  or  other  remuneration  to any
                             executive or other employee  except as provided for
                             in any budget prepared for BioSyntech as part of an
                             annual  business plan and totalling no greater than
                             five percent (5%);

                      xi.    entered  into any  transaction  with a  person  not
                             dealing at arm's length with BioSyntech, BSC or BSE
                             within the meaning of the Income Tax Act  (Canada);

                                      -6-

                             or made any change to any method of  accounting  or
                             auditing practice;

                      xii.   authorized, agreed or otherwise become committed to
                             do any of the foregoing;

            mm)         Loan  Agreements:  except for the Loan and as set out in
                        Schedule  "A", each of  BioSyntech,  BSC and BSE has not
                        created,    incurred,    assumed   or   guaranteed   any
                        indebtedness   or   liabilities   whatsoever,   or   any
                        capitalized lease obligation which provides for payments
                        of  CDN$10,000  in any year or which cannot be cancelled
                        upon a ninety (90) day notice;

            nn)         Royalties and Licenses:  except as set forth in Schedule
                        "A",  each  BioSyntech,  BSC or BSE is not a party to or
                        bound by any contract or  commitment to pay any royalty,
                        license fee or management fee;

            oo)         Purchased Warrant: the Purchased Warrant to be issued to
                        the BDC will be validly issued and outstanding;

            pp)         Environmental  Matters: each of BioSyntech,  BSC and BSE
                        has utilized or delivered for disposal,  disposed of and
                        transported  all wastes,  whether  hazardous  or not, in
                        full  compliance with all local,  provincial,  state and
                        federal laws,  guidelines and regulations  pertaining to
                        environmental  matters and so as not to give rise to any
                        liability,  remediation or clean up obligation under any
                        law,  guideline or regulation;  each of BioSyntech,  BSC
                        and  BSE  is,  and  at  all  times  has  been,  in  full
                        compliance  with,  and  has  not  been  and  is  not  in
                        violation of or liable  under,  any  environmental  law;
                        There are no  hazardous  materials  present on or in the
                        environment of the  immoveable  property owned or leased
                        by  BioSyntech,  BSC or  BSE,  including  any  hazardous
                        materials  contained  in barrels,  above or  underground
                        storage  tanks,   landfills,   land   deposits,   dumps,
                        equipment   (whether   moveable   or   fixed)  or  other
                        containers, either temporary or permanent, and deposited
                        or located in land,  water,  sumps, or any other part of
                        the  properties  or  incorporated   into  any  structure
                        therein  or  thereon;  There has been no  release of any
                        hazardous materials at or from BioSyntech,  BSC or BSE's
                        facilities or at any other locations where any hazardous
                        materials   were   generated,   manufactured,   refined,
                        transferred, produced, imported, used, or processed from
                        or by BioSyntech, BSC or BSE in which same has or had an
                        interest; each of BioSyntech,  BSC and BSE has delivered
                        to the BDC true and  complete  copies and results of any
                        reports,   studies,   analyses,   tests,  or  monitoring
                        possessed or accessible to each of  BioSyntech,  BSC and
                        BSE  pertaining to hazardous  materials in, on, or under
                        BioSyntech,  BSC  or  BSE's  facilities,  or  concerning
                        compliance by BioSyntech, BSC and BSE with environmental
                        laws;

            qq)         Outstanding Violations: there are no outstanding orders,
                        notices or similar requirements  relating to BioSyntech,
                        BSC or BSE issued by any building, environmental,  fire,

                                      -17-

                        health,  labour or police  authorities or from any other
                        federal, provincial,  state, or municipal authority with
                        which  BioSyntech,   BSC  or  BSE  is  not  in  material
                        compliance  and there are no  matters  under  discussion
                        with any such authorities relating to orders, notices or
                        similar requirements;

            rr)         Customers and Suppliers: BioSyntech, BSC or BSE does not
                        have  any  information  nor is it  aware  of  any  facts
                        indicating  that  any  of  their  current  customers  or
                        suppliers intend to cease doing business with them;

            ss)         Fees: no fees,  commissions  or other  similar  payments
                        will  be  paid  or  payable   to  any  third   party  by
                        BioSyntech,   BSC  or  BSE  in   connection   with   the
                        transactions contemplated herein.

REPRESENTATIONS AND WARRANTIES OF THE FOUNDER

11.         The Founder has taken all  appropriate  measures and  precautions to protect and maintain fully the confidentiality, secrecy and value of
            BioSyntech, BSC and BSE's trade secrets and the Know-How in order to ensure that any rights  thereto are and shall be  enforceable to the fullest  extent by  BioSyntech,  BSC and BSE.  Without  limiting the generality of the foregoing, to the knowledge of the Founder:

            a.   the trade secrets of  BioSyntech  have not been divulged to any
                 Person  except  pursuant  to  the  appropriate  confidentiality agreements;

            b.   each of  BioSyntech,  BSC and BSE has  obtained  all  necessary assignments with respect to all Intellectual Property;

            c.   all current and former  employees,  consultants and independent contractors  of  BioSyntech,  BSC  or  BSE  have  executed  and delivered  to  BioSyntech,  BSC or BSE a valid and  irrevocable assignment  agreement  sufficient to  irrevocably  transfer all rights in the Intellectual  Property to BioSyntech,  BSc or BSE
                 and such  assignments  have  been  recorded  with the  relevant
                 governmental   entity;   such  current  and  former  employees,
                 consultants and independent contractors have irrevocably waived in writing their moral rights to their work which is subject to copyright;

            d.   the names  which  appear  as the  inventors  on all the  patent applications and issued patents developed by any of BioSyntech,
                 BSC and BSE are the  names  of the true  and  proper  inventors thereof.

COVENANTS OF BIOSYNTECH, BSC, BSE AND THE FOUNDER
-------------------------------------------------

12.         BioSyntech,  BSC and BSE  hereby  covenant  with the BDC that if and when the BDC  chooses to  exercise  the  Purchased  Warrant,  or any portion thereof,  BioSyntech will take all corporate action required to perform fully their obligations hereunder and those of BioSyntech set forth in the Warrant  Certificate.  The Founder hereby covenants

                                      -18-

            with  the BDC  that if and  when the BDC  chooses  to  exercise  the
            Purchased Warrant, or any portion thereof, the Founder will vote the shares he holds, both directly or indirectly, to cause BioSyntech to take all corporate  action required to perform fully its obligations hereunder and set forth in the Warrant Certificate.

ARBITRATION
-----------

13.         Any  dispute  which  shall  arise  between  BioSyntech  and  the BDC concerning the construction or application of this Agreement, or the rights,  duties or obligations of either of them in connection  with this Agreement, shall be referred to arbitration to the exclusion of any courts in accordance  with the procedures set out in the Code of
            Civil Procedure of the Province of Quebec and such decision shall be final and binding upon BioSyntech and the BDC.

GENERAL
-------

14.         This Agreement is binding upon and shall inure to the benefit of the
            BDC and the BDC's executors,  personal  representatives,  successors and assigns and BioSyntech and its successors and permitted assigns;
            the rights  granted to the BDC pursuant to this  Agreement  shall be assignable at the BDC's sole discretion.

15.         All of the representations,  warranties and covenants of BioSyntech,
            BSC, BSE and the Founder  contained  herein shall  survive until the
            Expiration Date,  except for Intellectual  Property (Section 10 cc))
            and Taxes  (Section 10 ee),  which  representations  and  warranties shall survive for  respective  periods  equal to the periods  during which  BioSyntech,  BSC,  BSE or the BDC may suffer  liability  as a result of any breach  thereof.  Notwithstanding  the limitations set out in this  Section,  any  claim  which  is  based  on  intentional misrepresentation or fraud may be brought at any time.

16.         BioSyntech  and the BDC shall be  entitled  to rely on delivery of a facsimile  copy of this  Agreement,  and such  facsimile  copy shall create a valid and binding  agreement between the BDC and BioSyntech in accordance with the terms hereof.

17.         All notices  which are  permitted or required to be given  hereunder shall be validly given if actually  delivered or if  transmitted  by electronic  means to the  addresses  hereinafter  set  forth,  until notice of a change is given in accordance  with the  foregoing,  and shall be effective on the date of such delivery or transmission.

                                      -19-

            Notice to the BDC shall be addressed to:
            ----------------------------------------
            BUSINESS  DEVELOPMENT  BANK OF CANADA
            5 Place Ville Marie, suite 1450
            Montreal, Quebec
            H3B 5E7

            Attention: Nick Photiades
            Telecopier No.: (514) 283 5455

            Notice to BioSyntech shall be addressed to:
            -------------------------------------------

            BIOSYNTECH, INC.
            475 Armand-Frappier
            Laval, Quebec
            H7V 4B3

            Attention: Dr. Amine Selmani
            Telecopier No.: (450) 686 8952

            Notice to the Founder shall be addressed to:
            --------------------------------------------

            BIOSYNTECH, INC.
            475 Armand-Frappier
            Laval, Quebec
            H7V 4B3

            Attention: Dr. Amine Selmani
            Telecopier No.: (450) 686 8952

18.         Each party shall from time to time do such  further acts and execute and deliver such further  documents as shall be reasonably  required in order to fully perform and carry out the terms of this Agreement.

19.         The  headings of the  sections of this  Agreement  are  inserted for convenience  of  reference  only and shall not affect the meaning or construction hereof.

20.         The  terms of this  Agreement  express  and  constitute  the  entire agreement  between  the  parties  hereto  as to the  subject  matter hereof,  and no implied  term of any kind  shall  arise by reason of anything contained in this Agreement.

21.         Time is of the essence of this Agreement.

22.         This Agreement shall be governed by and construed in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein.

                                      -20-

23.         In this Agreement,  words importing the singular  include the plural and  vice  versa  and  words  importing  persons  include  firms  or corporations.

24.         BDC and BioSyntech have expressly  agreed that this  Agreement,  and all documents and notices related hereto, be in English.

                         (signatures on following page)

                                      -21-

                                   SIGNATURES
                                   ----------

IN WITNESS  WHEREOF the Parties  hereto have executed  this  Agreement as of the date first above written.

(BioSyntech)                          BIOSYNTECH, INC.
                                      Per:

                                      /s/ Amine Selmani
                                      --------------------------------
                                      Name:  Amine Selmani
                                      Title: President

(BDC)                                 BUSINESS DEVELOPMENT BANK OF CANADA
                                      Per:

                                      /s/ Nick Photiades
                                      --------------------------------
                                      Name:  Nick Photiades
                                      Title: Director

             [Signature page to the Warrant Subscription Agreement]

                                      -22-

                           INTERVENTION OF THE FOUNDER
                           ---------------------------

The Founder hereby intervenes to make the representations and warranties set out in Section 11 of the present Agreement.

                                               /s/ Amine Selmani
                                               ---------------------------------
                                               Dr. Amine Selmani

                                      -23-

                        INTERVENTION OF THE SUBSIDIARIES
                        --------------------------------

Each of BSC and BSE hereby intervene to make the representations, warranties and covenants  set out in  Sections 10 and 12 of the  present  Warrant  Subscription
Agreement.

BIO SYNTECH CANADA INC.

/s/ Amine Selmani
------------------------------
Name:  Amine Selmani
Title: President

BIO SYNTECH EUROPE S.A.R.L.

/s/ Amine Selmani
------------------------------
Name:  Amine Selmani
Title: President

                                    ANNEX "A"

                               WARRANT CERTIFICATE

                                  SCHEDULE "A"

                  SCHEDULE A TO WARRANT SUBSCRIPTION AGREEMENT
                  --------------------------------------------

Paragraph 10c) - Authorized and Outstanding Capital
---------------------------------------------------

1.          Table of the shareholders of Common Shares and Exchangeable Shares of BSC

           Shareholder                  Common Shares        Exchangeable Shares

BioSyntech                               1,916,314            7,508,704

9083-1496 Quebec Inc.                                         7,640,000

Louise Gauthier                                                   6,666

Kebir Ratani                                                     15,000

Compensation BNC Inc.                                             6,666

Robert Conyers                                                  100,000

TOTAL                                    1,916,314           15,277,036

2.          Table of the units held by partners of BSE

                        Partners                  Units

BioSyntech                                         480

Yves Debacker                                       20

TOTAL                                              500

Paragraph 10d) - Shareholders' Agreement
----------------------------------------

-     Amended and restated  technology  assignment  agreement  executed  between
      Polyvalor  limited   partnership   (hereinafter   "Polyvalor"),   BSC  and
      BioSyntech on March 15th, 2000.

Paragraph 10f) - Ownership of Securities
----------------------------------------

1.          Monique Jarry,  directly or indirectly,  holds 885 000 common shares of BioSyntech and 200 000 stock options of BioSyntech;

2.          Dr.  Amine  Selmani,  directly  or  indirectly,   holds  7  640  000
            exchangeable  preferred  shares of BSC and 412 500 stock  options of
            BioSyntech;

Paragraph 10h) - Right to Acquire Securities/Consents, etc
----------------------------------------------------------

1.          See Lists nos 1 to 7 of  Participants  in the Stock  Option Plans of
            BioSyntech and BSC attached.

2.          Amalgation  agreement made December 2, 1999, as amended and restated
            on February 15, 2000,  among  BioSyntech  Inc., Bio Syntech Ltd, and
            9083-5661 Quebec Inc.

3.          Exchange  and  Voting   Agreement   made  February  16,  2000  among
            BioSyntech,  9083-5661  Quebec Inc.,  Pierre Barnard and Bio Syntech
            Ltd.

4.          Support Agreement made February 15, 2000 among BioSyntech, 9083-5661
            Quebec Inc., and Bio Syntech Ltd.

5.          Table of the  issuance of warrants and options of  BioSyntech  since
            December 31, 2001

                    Holder             Number of warrants    Number of options
           Business
           Development Bank
           of Canada                       1,000,000

           Alain Geahchan                                         20,000

           RCG capital Markets Group                             200,000

Paragraph 10j) - No Guarantees
------------------------------

1.          Engagement   Letter  Agreement  (dated  January  10,  2002)  between
            BioSyntech and RCG Capital Markets Group, Inc.

2.          Retainer  Agreement  (dated August 21, 2001) between  BioSyntech and
            Cleary & Oxford Associates.

3.          Amended  and  Restated  Technology   Assignment  Agreement  executed
            between Polyvalor Limited Partnership (hereinafter "Polyvalor"), BSC and BioSyntech on March 15th, 2000.

Paragraph 10r) - No Payments
----------------------------

1.          On  February  7th,  2002,  BioSyntech  has  made a loan to one of it employee, Alain Geahchan, in the amount of two thousand four hundred dollars  ($2,400).  The balance remaining on this loan is of a value of nine hundred dollars ($900).

2.          BioSyntech  owes  to  Polyvalor  the  sum  of ten  thousand  dollars
            ($10,000).

Paragraph 10s) - No Capital Expenditures
----------------------------------------

-           See list of capital  expenditures  between  2002-01-01 to 2002-03-31 attached.

Paragraph 10t) - Employment Agreement
-------------------------------------

1.          BioSyntech  Stock Option  Incentive Plan - for period ended December
            31, 1999 and filed with the  Securities  and Exchange  Commission on
            March 30, 2000.

2.          BSC Stock Option Incentive Plan - for period ended December 31, 1999 and filed with the Securities  and Exchange  Commission on March 30,
            2000.

3.          Group insurance policy.

4.          Agreement with Alain Geachan

5.          Engagement   Letter  Agreement  (dated  January  10,  2002)  between
            BioSyntech and RCG Capital Markets Group, Inc.

6.          Retainer  Agreement  (dated August 21, 2001) between  BioSyntech and
            Cleary & Oxford Associates.

Paragraph 10x) - Real Property
------------------------------

-     Deed of sale by 9057-6810  Quebec inc. to BSC received  before Mtre Robert
      Bernatchez,  notary,  on July 4th 2000, for lot 161523 cadaster of Quebec,
      Registry Office of Laval,  with a building bearing civic number 475 Armand
      Frappier,  Laval,  a copy is published at the registry  office of Laval on
      July 5th 2000, under number 991277.

Paragraph 10v) - No Outstanding Debt Instruments
------------------------------------------------

1.          Financing  Offer by the  National  Bank of  Canada in favour of BSC, signed by BSC on May 5th,  2002,  for a total amount of five hundred and  twenty-three  thousand three hundred and  thirty-three  dollars
            ($523,333).

2.          Hypothecs  published at the RPMRR  (Register of Personal and Movable
            Real Rights)

            a)   Conventional  Hypothec  without  delivery in favour of National
                 Bank of Canada  affecting  all  claims,  for the  amount of 900
                 000$, including an additional hypothec of 150 000$ published on
                 November 17, 1998 under number 98-0157955-0001;

            b)   Conventional  Hypothec  without  delivery in favour of National
                 Bank of Canada  affecting all claims and stock,  for the amount of 60  000$,  including  an  additional  hypothec  of 10  000$, published on November 17 1998 under number 98-0157954-0001, and rectified by the inscription number 98-0163693-0001;

            c)   Conventional  Hypothec  without  delivery in favour of National
                 Bank of Canada  affecting  all  movable,  for the amount of 240
                 000$, including an additional hypothec of 40 000$, published on
                 July 8 1998 under number 98-0083867-0001;

            d)   Conventional  Hypothec  without  delivery in favour of National
                 Bank of  Canada  affecting  sums  in a  specific  account  (no.
                 559017684329  at  National  Bank)  for the  amount  of 75 000$, published on July 28, 1999 under number 99-0120214-0001;

            e)   Conventional  Hypothec  without  delivery in favour of National
                 Bank of Canada  affecting  880 000 shares in Walt Disney US for the amount of 300 000$,  published on May 7th, 2002under number
                 02-0189128-0001;

            f)   Three (3)  Conventional  Hypothec without delivery in favour of
                 Compaq Financial  Services for equipment listed in schedules in the leases between the parties for the respective amounts of 49
                 083,45$, 41 574,95$ and 10 411,75$ published on October 19 2001
                 under    numbers    01-0384720-0090,     01-0384720-0058    and
                 01-0384720-0038;

            g)   Conventional  Hypothec without delivery in favour of Multivesco
                 Inc.  granted by SURFACE  TECH INC.  affecting  certain  common shares of Lumenon Innovative Lightwave Tehcnologie Inc. for the
                 amount of 750 000$,  including  an  additional  hypothec of 125
                 000$ published on June 9, 1999 under number 99-0093462-0001;

3.          Charges  published  against the  property  bearing  no. 475,  Armand
            Frappier, Laval At the Registry Office of Laval

            -    A right of first refusal in favour of the City of Laval for any part of vacant land forming part of the property (in conformity with the law " Loi sur les immeubles industriels").  This right of first refusal does not apply in the event of the sale of the whole property (land and buildings). This right is contained in deed of sale by Ville  de  Laval  unto  9057-6810  Quebec  inc.
                 received before Mtre Martial --- Larocque,  notary, on February
                 3, 1999,  and  published at the Land  Registry  Office of Laval under number 0955967.

4.          Assets on lease hold

Assets on lease hold           Supplier                        Term

Lab equipment                  Agilent Financial Services      August 2002
Lab equipment                  Agilent Financial Services      July 2002
Lab equipment                  Agilent Financial Services      April 2004
Lab equipment                  Citicorp Vendor Finance         July 2005

Lab equipment                  Citicorp Vendor Finance         December 2004
Copier                         Pitney Bowes Leasing            October 2004
Computers                      Services Financiers Compaq      July 2003
Computers                      Services Financiers Compaq      October 2003
Furniture                      National Leasing Group          April 2004
                                                               Published at RPMRR
                                                               No. 01-0087297-0005
                                                               Expiration: March 21, 2005

Purification System            Fidelity Leasing Group          Published at RPMRR
                                                               No. 01-0320248-0008
                                                               Expiration : August 30, 2005
Telephone System               Citicorp Vendor Finance Ltd     Published at RPMRR
                                                               No. 01-0004182-0002
                                                               Expiration January 3, 2005
Car                            Daimlerchrysler (Debis) Canada  Published at RPMRR
                                                               No. 00-02024474-0002
                                                               Expiration July 19, 2004
Lab                            Services Financiers Image Inc.  Published at RPMRR
                                                               No. 00-0083192-0002
                                                               Expiration March 23, 2004
Equipment                      Hewlett-Packard (Canada) Ltd    Published at RPMRR
                                                               No. 00-0258356-0027
                                                               Expiration August 1, 2004
Equipment                      Hewlett-Packard (Canada) Ltd    Published at RPMRR
                                                               No. 00-0258356-0016
                                                               Expiration August 1, 2004
Equipment                      Hewlett-Packard (Canada) Ltd    Published at RPMRR
                                                               No. 00-0258356-0013
                                                               Expiration June 29, 2002

Paragraph 10z) - Agreements
---------------------------

1.          Engagement   Letter  Agreement  (dated  January  10,  2002)  between
            BioSyntech and RCG Capital Markets Group, Inc.

2.          Retainer  Agreement  (dated August 21, 2001) between  BioSyntech and
            Cleary & Oxford Associates.

Paragraph 10gg) - Loans and Indebtedness
----------------------------------------

1.          BioSyntech  owes  to  Polyvalor  the  sum  of ten  thousand  dollars
            ($10,000).

2.          On  February  7th,  2002,  BioSyntech  has made a loan to one of its employees,  Alain  Geahchan,  in the  amount  of two  thousand  four hundred dollars ($2,400). The balance remaining on this loan is of a value of nine hundred dollars ($900).

Paragraph 10ll)ii) - Absence of Unusual Transactions
----------------------------------------------------

1.          See Lists nos 1 to 7 of  Participants  in the Stock  Option Plans of
            BioSyntech and BSC attached.

2.          Amalgation  agreement made December 2, 1999, as amended and restated
            on  February  15,  2000,  among  BioSyntech,  Bio Syntech  Ltd,  and
            9083-5661 Quebec Inc.

3.          Exchange  and  Voting   Agreement   made  February  16,  2000  among
            BioSyntech,  9083-5661  Quebec Inc.,  Pierre Barnard and Bio Syntech
            Ltd.

4.          Support Agreement made February 15, 2000 among BioSyntech, 9083-5661
            Quebec Inc., and Bio Syntech Ltd.

5.          Table of the issuance of shares,  warrants and options of BioSyntech since December 31, 2001

                Holder                Number        Number of       Number of
                                      of shares     warrants        options
           --------------------------------------------------------------------

           Business
           Development Bank
           of Canada                                1,000,000

           Clearly & Oxford
           Associates                   40,000

           Alain Geahchan                                             20,000

           RCG capital Markets Group    35,000                       200,000

Paragraph 10ll)vii -  Absence of Unusual Transactions
-----------------------------------------------------

1.    On February 7th,  2002,  BioSyntech has made a loan to one of it employee,
      Alain  Geahchan,  in the  amount  of two  thousand  four  hundred  dollars
      ($2,400). The balance remaining on this loan is of a value of nine hundred dollars ($900).

2.    BioSyntech owes to Polyvalor the sum of ten thousand dollars ($10,000).

Paragraph 10 nn) - Royalties and Licenses
-----------------------------------------

            In consideration of the Amended and Restated  Technology  Assignment
            Agreement  executed on March 15th, 2000,  between  Polyvalor Limited
            Partnership (hereinafter "Polyvalor"),  BSC, and BioSyntech, BSC has agreed to pay to Polyvalor a five percent (5%) royalty calculated on the gross sale of BSC, including all gross sales of all products and services,  sold or offered,  by or on behalf of BSC (hereinafter the
            "Royalties"),  said  Royalties  to be  payable  up  to a  cumulative maximum of three million canadian dollars ($CAD 3,000,000).